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                                                           EXHIBIT 10.25

                               RESOUND CORPORATION
                                220 SAGINAW DRIVE
                                 SEAPORT CENTRE
                             REDWOOD CITY, CA 94063

MARCH 8, 1996

MR. HENRIK RHENMAN
S-E-BANKEN LAKEMEDELSFOND
ST R2
10640 STOCKHOLM, SWEDEN

         PURCHASE OF SERIES B PREFERRED STOCK

DR. MR. RHENMAN:

         THIS LETTER IS INTENDED TO CONFIRM THE TERMS OF OUR AGREEMENT CONCERNING THE PURCHASE BY S-E-BANKEN LAKEMEDELSFOND ("BUYER") OF SERIES B PREFERRED STOCK OF RESOUND CORPORATION, A CALIFORNIA CORPORATION ("SELLER").

         1.       PURCHASE OF STOCK:

                  (a) AT THE CLOSING (AS DEFINED BELOW), BUYER WILL PURCHASE FROM SELLER AND SELLER WILL SELL AND ISSUE TO BUYER 54,055 SHARES OF SERIES B PREFERRED STOCK ("PREFERRED STOCK") OF SELLER AT A PRICE OF U. S. $92.50 PER SHARE (TOTAL PURCHASE PRICE OF U. S. $5,000,000). THE TERMS OF THE PREFERRED STOCK ARE SET FORTH IN EXHIBIT A ATTACHED HERETO.

                  (b) THE CLOSING OF THE PURCHASE AND SALE OF THE PREFERRED STOCK ("CLOSING") WILL TAKE PLACE AT 10:00 A.M. ON FRIDAY, APRIL 5, 1996, AT THE OFFICES OF VENTURE LAW GROUP, 2800 SAND HILL ROAD, MENLO PARK, CA 94025, OR AT SUCH OTHER TIME, DATE OR PLACE AS SELLER AND BUYER MAY AGREE. AT THE CLOSING, SELLER WILL DELIVER TO BUYER A STOCK CERTIFICATE IN BUYER'S NAME FOR THE PREFERRED STOCK BEING PURCHASED TOGETHER WITH A CERTIFICATE SIGNED BY SELLER'S PRESIDENT THAT THE REPRESENTATIONS OF SELLER IN SECTION 3(a) BELOW ARE TRUE AND A LEGAL OPINION OF VENTURE LAW GROUP, COUNSEL FOR SELLER, IN CUSTOMARY FORM CONFIRMING THE ACCURACY OF THE REPRESENTATIONS OF SELLER IN SECTION 3(b) BELOW.

                  (c) BUYER HAS DEPOSITED WITH SELLER U. S. $5,000,000 AS OF THE DATE OF THIS LETTER, WHICH WILL BE CREDITED AGAINST THE PURCHASE PRICE OF THE PREFERRED STOCK AT THE CLOSING. IF THE CLOSING HAS NOT OCCURRED BY MAY 31, 1996, SELLER WILL PROMPTLY REFUND SUCH DEPOSIT TO BUYER.

                  (d) BUYER IS AWARE THAT SELLER IS PRESENTLY NEGOTIATING THE PURCHASE OF CERTAIN PATENTS AND OTHER ASSETS OF THE HEARING DEVICE BUSINESS CURRENTLY OPERATED BY MINNESOTA MANUFACTURING & MINING CO. ("3M"). IF THE CLOSING OCCURS AND IF THE 3M TRANSACTION IS NOT COMPLETED BY JUNE 30, 1996, SELLER WILL AT SUCH TIME ISSUE TO BUYER FOR NO
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ADDITIONAL CONSIDERATION A THREE YEAR WARRANT IN CUSTOMARY FORM TO PURCHASE
100,000 SHARES OF SELLER'S COMMON STOCK AT A PRICE PER SHARE OF 125% OF THE COMMON STOCK CLOSING PRICE ON MARCH 8, 1996 ("WARRANT"). BUYER SHALL HAVE UNTIL JUNE 30, 1999 TO EXERCISE SUCH WARRANT.

                  (e) THE PREFERRED STOCK, THE WARRANT AND SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION OF THE PREFERRED STOCK OR WARRANT ARE REFERRED TO IN THIS AGREEMENT AS THE "SECURITIES".

         2. REPRESENTATIONS BY BUYER: BUYER REPRESENTS TO SELLER THAT (i) BUYER IS PURCHASING THE SECURITIES FOR INVESTMENT AND NOT WITH A VIEW TOWARDS THEIR RESALE, AND (ii) BUYER IS FAMILIAR WITH THE BUSINESS AND AFFAIRS OF SELLER AND HAS DISCUSSED THE STATUS OF SELLER'S BUSINESS WITH ITS PRESIDENT AND CHIEF FINANCIAL OFFICER. BUYER UNDERSTANDS THAT THE CERTIFICATES EVIDENCING THE SECURITIES WILL BEAR A LEGEND IMPOSED BY SELLER RESTRICTING FURTHER SALE OR TRANSFER OF THE SECURITIES EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

         3. REPRESENTATIONS BY SELLER: SELLER REPRESENTS TO BUYER AS FOLLOWS:

                  (a) SELLER HAS PROVIDED TO BUYER COPIES OF THE MOST RECENT DISCLOSURE DOCUMENTS FILED BY IT WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). SUCH DOCUMENTS WERE CORRECT AND COMPLETE AS OF THE DATE THEY WERE FILED. THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN SELLER'S BUSINESS OR AFFAIRS SINCE THE DATE OF SUCH FILINGS.

                  (b) SELLER IS A CALIFORNIA CORPORATION IN GOOD STANDING. SELLER HAS TAKEN ALL NECESSARY CORPORATE ACTIONS TO ISSUE THE SECURITIES TO BUYER IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, AND NO FURTHER U. S. OR STATE GOVERNMENTAL APPROVAL IS REQUIRED IN CONNECTION WITH SUCH ISSUANCE. THE SECURITIES WHEN ISSUED WILL BE DULY AND VALIDLY ISSUED AND OUTSTANDING.

         4. REGISTRATION RIGHTS: AT ANY TIME AFTER MARCH 15, 1997 (BUT NOT MORE OFTEN THAN ONCE IN ANY TWELVE MONTH PERIOD AFTER SUCH DATE), SELLER WILL AT BUYER'S REQUEST FILE A REGISTRATION STATEMENT WITH THE SEC ON FORM S-3 (IF SELLER THEN QUALIFIES) TO PERMIT BUYER TO RESELL SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION OF THE SECURITIES. PRIOR TO THE FIRST SUCH REGISTRATION BUYER AND SELLER WILL ENTER INTO A REGISTRATION RIGHTS AGREEMENT IN SUBSTANTIALLY THE SAME FORM AS THE REGISTRATION RIGHTS AGREEMENT PREVIOUSLY IN EFFECT AMONG SELLER AND PURCHASERS OF ITS PREFERRED STOCK PRIOR TO SELLER'S INITIAL PUBLIC OFFERING, BUT ONLY TO THE EXTENT THAT SUCH AGREEMENT CONCERNED REGISTRATIONS OF COMMON STOCK ON FORM S-3.

         5. GENERAL PROVISIONS: THIS AGREEMENT IS THE ENTIRE AGREEMENT BETWEEN BUYER AND SELLER WITH RESPECT TO SALE OF THE SECURITIES, SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS AND MAY ONLY BE AMENDED OR WAIVED IN WRITING SIGNED BY BUYER AND SELLER. THIS AGREEMENT SHALL BE GOVERNED BY CALIFORNIA LAW. NOTICES SHALL BE SENT BY FAX AND AIR


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FREIGHT DELIVERY TO THE ADDRESSES SET FORTH ABOVE (TO THE ATTENTION OF THE
PRESIDENT) OR TO SUCH OTHER ADDRESSES AS EITHER PARTY MAY SPECIFY TO THE OTHER.

RESOUND CORPORATION                         S. E. BANKEN LAKEMEDELSFOND

BY:  /s/ PAUL BUSSE                         BY:  /s/ HENRICK RHENMAN


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                                    EXHIBIT A

                          Certificate of Determination

See Exhibit 4.1 to Annual Report on Form 10-K for Fiscal Year Ended December 31, 1995

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